[SHIP]
                            [THE VANGUARD GROUP LOGO
                        VANGUARD(R) UTILITIES INCOME FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 17, 2002

PROPOSED CHANGES TO THE FUND ARE SUBJECT OF PENDING SHAREHOLDER VOTE
     The board of trustees of Vanguard Utilities Income Fund has recommended several significant changes to the Fund's objective and strategies that are subject to shareholder approval at a meeting scheduled for December 3, 2002. All Utilities Income Fund shareholders of record on September 6, 2002, will have an opportunity to vote on the proposal, which is described in detail in a proxy statement that was first filed with the U.S. Securities and Exchange Commission on August 26, 2002.
     Concurrent with the distribution of the statement to shareholders beginning September 23, 2002, copies of the proxy statement will be available without charge online at www.vanguard.com or by calling Vanguard at 1-800-992-0833. Prior to September 23, 2002, a preliminary version of the proxy statement is available from the Securities and Exchange Commission at www.sec.gov or by calling the SEC at 1-202-942-8090.

CHANGES TO THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES
Vanguard Utilities Income Fund currently seeks to provide a high level of current income and, secondarily, to provide moderate long-term growth of capital and income. The Fund is currently required to invest at least 80% of its assets in common stocks of utility companies.
     The Fund's board of trustees has proposed a new objective: to provide above-average income and, secondarily, to provide long-term growth of capital and income. The Fund would pursue this objective by investing across a diversified spectrum of companies whose stocks will typically offer reasonable dividend income and attractive earnings and dividend growth. The Fund would eliminate its focus on stocks of utility companies and adopt a policy to invest no more than 25% of its assets in any single industry.
     The trustees have proposed  these changes  because of  developments  in the utilities industry. In the past, utility stocks were considered to be conservative investments because of close industry regulation. They also tended to have relatively consistent and modestly increasing earnings and dividend-paying capacity. However, times have changed, and deregulation within the various utility sectors has led to far less stability in earnings and to an overall decline in dividend payments. Eliminating the Fund's focus on utility companies would allow the Fund manager to invest in dividend-paying companies, regardless of their business, and thereby eliminate the risk associated with the Fund's current narrow concentration.
     If shareholders approve these changes, the Fund will be renamed Vanguard Dividend Growth Fund.
     While decreasing its utility stock holdings, the Fund could realize capital gains, which would be paid out as distributions taxable to most shareholders. If the proposal is approved, the Fund's adviser expects to transition in an orderly manner approximately in excess of 95% of the current portfolio. Even with such significant portfolio turnover, however, tax losses carried forward by the Fund currently would likely be sufficient to offset any gains in the transition.



(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS57 082002